UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2021 (May 6, 2021)

APEX TECHNOLOGY ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39048	83-4461709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

533 Airport Blvd Suite 400 Burlingame, CA 94010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	APXTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	APXT	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	APXTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies (“SPACs”) such as Apex Technology Acquisition Corporation (the “Company”). The Staff Statement reflected the Staff’s view that in many cases, warrants issued by SPACs should be classified as liabilities for accounting purposes, rather than as components of equity, unless certain conditions are met.

On May 6, 2021, the Company’s audit committee (the “Audit Committee”), based on the recommendation of, and after consultation with, the Company’s management, concluded that the Company’s audited financial statements for the years ended December 31, 2020 and December 31, 2019, and the financial statements for the quarters ending September 30, 2020, June 30, 2020, March 31, 2020 and September 30, 2019 (collectively, the “Non-Reliance Periods”), as reported in the Company’s Annual Reports on Form 10-Ks filed on March 15, 2021 and March 27, 2020 and in the Company’s Quarterly Reports on Form 10-Qs filed on November 16, 2020, August 12, 2020, May 12, 2020 and November 12, 2019 should no longer be relied upon due to changes required to reclassify the Company’s outstanding warrants as liabilities. Similarly, the related press releases, Report of Independent Registered Public Accounting Firm dated March 8, 2021 and March 27, 2020 on the audited financial statements as of December 31, 2020 and December 31, 2019 and for the years ended December 31, 2020 and December 31, 2019, and the stockholder communications, investor presentations or other communications describing relevant portions of the Company’s financial statements for these periods should no longer be relied upon.

As a result, the Company will restate its historical financial results for the Non-Reliance Periods, in each case to reflect the change in accounting treatment (the “Restatement”).

The Company’s prior accounting treatment of the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02 with the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX TECHNOLOGY ACQUISITION CORPORATION

By:	/s/ Jeff Epstein
	Name:	Jeff Epstein
	Title:	Co-Chief Executive Officer

Dated: May 12, 2021

2